SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                   FORM 8-K
                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                        Date of Report:   May 22, 1998




                  ALANCO ENVIRONMENTAL RESOURCES CORPORATION
           --------------------------------------------------------
            (Exact name of registrant as specified in its charter)



                Arizona                             86-0220694
          ----------------------------------------------------------
            (State or other jurisdiction           (I.R.S. Employer
         of incorporation or organization)        Identification No.)



        15900 North 78th Street, Suite 101, Scottsdale, Arizona  85260
      -------------------------------------------------------------------
       (Address of principal executive offices)                (Zip Code)



                                (602) 607-1010
             ----------------------------------------------------
             (Registrant's telephone number, including area code)

Item 4. Change in Registrant's Certifying Accountant

     Effective May 22, 1998, Singer Lewak Greenbaum & Goldstein LLP, the Registrant's Certifying Accountant for the past two fiscal years, were replaced. Hein & Associates LLP, Certified Public Accountants, were engaged to serve as the Registrant's new auditors. The selection of Hein & Associates LLP, was approved by the Audit Committee of the Registrant's Board of Directors.

     Singer Lewak Greenbaum & Goldstein LLP's report on the financial statements for the fiscal years ended June 30, 1996 and 1997 contained an explanatory paragraph regarding the Registrant's ability to continue as a going concern. Singer Lewak Greenbaum & Goldstein LLP's reports have not contained an adverse opinion or a disclaimer of opinion, or were qualified or modified as to uncertainty, audit scope, or accounting principles. Nor has there been any disagreement with Singer Lewak Greenbaum & Goldstein LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure. Singer Lewak Greenbaum & Goldstein LLP has not advised the Registrant that the internal controls necessary for the Registrant to develop reliable financial statements do not exist. Nor has Singer Lewak Greenbaum & Goldstein LLP advised the Registrant that information has come to their attention that has led them to no longer be able to rely on management's representations, or that has made them unwilling to be associated with the financial statements prepared by management. Singer Lewak Greenbaum & Goldstein LLP has not advised the Registrant of the need to expand significantly the scope of their audit, or that information has come to their attention that if further investigated may materially impact the fairness or reliability of either: a previously issued audit report or the underlying financial statements; or the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent financial statements covered by an audit report (including information that may prevent them from rendering an unqualified audit report on those financial statements), or cause them to be unwilling to rely on management's representations or be associated with the Registrant's financial statements. Nor has Singer Lewak Greenbaum & Goldstein LLP advised the Registrant that information has come to their attention that they have concluded materially impacts the fairness or reliability of either (i) a previously issued audit report or the underlying financial statements, or (ii) the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent financial statements covered by an audit report (including information that, unless resolved to the accountant's satisfaction, would prevent it from rendering an unqualified audit report on those financial statements). Nor has Singer Lewak Greenbaum & Goldstein LLP advised the Registrant of any other reportable event.

     The Registrant has provided Singer Lewak Greenbaum & Goldstein LLP with a copy of the disclosure contained herein and has requested that Singer Lewak Greenbaum & Goldstein LLP provide the Registrant with a letter addressed to the U.S. Securities and Exchange Commission stating whether they agree with the disclosure. Singer Lewak Greenbaum & Goldstein LLP has provided such a letter, which is attached hereto as an Exhibit to this Current Report on Form 8-K.












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Item 7.   Financial Statements and Exhibits.

     (C)  Exhibits

     16.1 Letter re Change in Certifying Accountant of Singer Lewak Greenbaum & Goldstein LLP, dated May 22, 1998.


























































                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunder duly authorized.

                                   ALANCO ENVIRONMENTAL
                                   RESOURCES CORPORATION
                                   -----------------------------
                                   (Registrant)




                                   /s/Joseph T. Connelly
                                   -----------------------------
                                   Joseph T. Connelly
                                   Chief Financial Officer

Date:      5/22/98
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
                                 EXHIBIT INDEX

EXHIBIT
NUMBER                   DESCRIPTION

16.1 Letter re Change in Certifying Accountant of Singer Lewak Greenbaum & Goldstein LLP, dated May 22, 1998.

























































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